Exhibit 23.01



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated February 24, 1998, with respect to the consolidated financial statements and schedule of Equitable Resources, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1997 in the Prospectus part of the following Registration Statements:

     Registration Statement No. 33-52151 on Form S-8 pertaining to the 1994 Equitable Resources, Inc. Long-Term Incentive Plan

     Registration Statement No. 33-52137 on Form S-8 pertaining to the 1994 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan;

     Post-Effective Amendment No. 2 to Registration Statement No. 2-69010 on Form S-8 pertaining to the Equitable Resources, Inc. Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan;

     Post-Effective Amendment No. 1 to Registration Statement No. 33-00252 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings Plan;

     Post-Effective Amendment No. 1 to Registration Statement No. 33-10508 on Form S-8 pertaining to the Equitable Resources, Inc. Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan;

     Registration   Statement  No.  33-53703  on  Form  S-3  pertaining  to  the registration of $100,000,000 Medium Term Notes, Series C of Equitable Resources, Inc.;

     Registration   Statement  No.  33-62025  on  Form  S-3  pertaining  to  the registration  of 71,110 shares of Equitable  Resources,  Inc. common stock;

     Registration   Statement  No.  33-62027  on  Form  S-3  pertaining  to  the registration of 161,454 shares of Equitable Resources, Inc. common stock;

     Registration Statement No. 333-01879 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Stock Purchase Plan;

     Registration Statement No. 333-03149 on Form S-3 pertaining to the registration of 239,316 shares of Equitable Resources, Inc. common stock;

     Registration Statement No. 333-06839 on Form S-3 pertaining to the registration of $168,000,000 of debt securities of Equitable Resources, Inc.;

     Registration Statement No. 333-22529 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings and Protection Plan;

     Registration Statement No. 333-20323 on Form S-3 pertaining to the registration of 164,345 shares of Equitable Resources, Inc. common stock;

     Registration Statement No. 333-31877 on Form S-3 pertaining to the registration of 2,091,407 shares of Equitable Resources, Inc. common stock;

     Registration Statement No. 333-32197 on Form S-8 pertaining to the Equitable Resources, Inc. Nonstatutory Stock Option Plan.



                                       By     /s/ Ernst & Young LLP
                                           ----------------------------
                                                  Ernst & Young LLP



Pittsburgh, Pennsylvania
March 20, 1998